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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2013

ING Money Market Fund

Classes A, B, C, I, L, O, and W

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Financial Literacy

Dear Shareholder,

Investment professionals dedicate their careers to developing and applying financial expertise to benefit clients. Not everyone needs to understand investing at that level, but a measure of financial literacy is an important skill in the modern world. Unfortunately, financial literacy is not widespread.

I was reminded of this recently by a New York Times exposé of predatory lending practices targeted at pre- and post-retirees in financial distress. So-called “pension advance” companies lure customers with the promise of easy money, in exchange for a cut of the borrower’s retirement benefits. The lenders skirt regulatory scrutiny by disguising the loans as “advances”; the lending terms are usurious, with interest rates ranging between 36% to more than 100%. In some cases, borrowers are required to take out life insurance policies that name the lender as the sole beneficiary.

The global recession and the slouching economic recovery since have put many under financial strain. For those in desperate circumstances there may be few good choices, but a measure of financial literacy might help avoid the poorest ones. Among these are surely borrowing against your retirement benefits, payday loans, refund anticipation loans and the like. Borrowing from your retirement savings account is less damaging but should only be a last resort, as you are diverting assets that otherwise could potentially compound to your future benefit.

In a recent paper for the National Bureau of Economic Research, Annamaria Lusardi at the George Washington University School of Business and Olivia S. Mitchell at the University of Pennsylvania’s Wharton School, find a stark correlation between financial literacy and wealth accumulation: Those who do not plan are likely to reach retirement with half the wealth of those who do.

Many factors can affect this outcome, among them being less influenced by the choices of peers, choosing less costly investment products and services, and, as we consistently advocate, maintaining a well-diversified investment portfolio. A foundational insight of behavioral psychology is that people tend to overrate their abilities: The less they know about a subject the more their self-assessment diverges from reality. Hence, our oft-repeated advice: Before taking any action, discuss all proposed changes of your investment program thoroughly with your financial advisor.

As always, it is an honor to serve your investment needs at ING Funds. We appreciate your continued confidence in us, and look forward to serving your needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

May 1, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2013

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, edged up 1.10%, recovering from a slump of 11% in two months from early April. In the second half, the Index built on this recovery and ended the fiscal year up 14.25% in the wake of central bank actions that made risky assets much more attractive to hold. (The MSCI World IndexSM returned 11.85% for the one year ended March 31, 2013, measured in U.S. dollars.)

These actions were twofold. Firstly in July, as pessimism about the future of the euro mounted, European Central Bank (“ECB”) President Draghi announced that the ECB was “ready to do whatever it takes to preserve the euro.” He expanded on this in September: under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties. Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Later, in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

These initiatives were enough to sustain European equities markets through the fiscal year and latterly the view seemed to have taken hold that the existential threat to the euro could be discounted. Even an Italian election stalemate at the end of February and, more seriously in March, a very poorly handled bailout and restructuring of the bloated Cyprus banking system, involving for the first time large losses on uninsured deposits and capital controls, shaved only a few percentage points from returns.

In the U.S., sentiment ebbed and flowed as economic data from retail sales to consumer confidence to durable goods orders were mostly inconclusive. On the employment front, the three-month average of 245,000 new jobs reported in March 2012 slumped to only 94,000 in September, before rebounding to 191,000 in March 2013, with the unemployment rate still uncomfortably high at 7.7%. Third quarter gross domestic product (“GDP”) growth was finalized at 3.1%, but fourth quarter growth was reported in March at just 0.4%. Neither figure seemed representative of true economic activity, and the reality probably lay near the average of the two figures.

In contrast to other economic data, the housing market was undoubtedly on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 8.1% year-over-year gain, the most in over six years, while existing home sales in February were the highest since November 2009.

Political gridlock continued. The newly-elected Congress in November looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement. But large, indiscriminate federal spending cuts were initiated in March.

In U.S. fixed income markets the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose 3.77% in the fiscal year. The Barclays U.S. Treasury Index, a sub-index of the Barclays Aggregate, underperformed, gaining 3.14%, while the Barclays U.S. Corporate Investment Grade Bond Index, also a sub-index of the Barclays Aggregate, was much stronger, adding 7.47%. The Barclays High-Yield Bond — 2% Issuer Constrained Composite Index surged an equity-like 13.08%.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.96% in the fiscal year, on the last day breaching the all-time closing high achieved on October 9, 2007. By sector it was a mixed picture. Telecommunications led the way with a return of 26.86%, while healthcare and consumer staples also returned more than 20%. However, only single digit gains were made by the materials sector, while information technology lost 1.12%. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but as the fiscal year ended, fourth quarter earnings looked likely to come in about 9% below this level.

In currency markets, the dollar rose 4.09% against the euro over the fiscal year and 5.33% against the pound, with both currencies showing late weakness as recovery in Europe seemed ever more distant and as Moody’s relieved the U.K. of its Aaa credit rating. But the dollar soared 13.70% over the yen. Japan’s parliamentary opposition won a landslide victory in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index jumped 24.00% in the fiscal year, due mainly to the monetary stimulus referred to above. This was despite the dampening effect on Japan’s export-focused economy of the euro zone crisis, of a slowdown in China and (to the outside world at least) a quite unnecessary dispute with that country over a few tiny islands. The Japanese economy entered and pulled out of its third recession in ten years. The MSCI Europe ex UK® Index rose 14.78% due to central bank initiatives, as there was little else to cheer investors, with the exception of Germany. The euro zone’s GDP recorded its fifth straight quarterly fall in the fourth quarter of 2012. Unemployment reached a record 11.9%, within which Spain and Greece both stood above 26%. The composite purchasing managers’ index, a leading indicator of GDP growth, stayed in contraction territory as it had since February 2012. The MSCI UK® Index added 15.47%, boosted by financials but held back by the energy and materials sectors, accounting for some 30% of the index, which actually fell in value. Having grown by 0.9% in the third quarter of 2012, largely due to one-time statistical anomalies, fourth quarter GDP fell by 0.3% with the strong possibility that the U.K. would suffer a “triple dip” recession with negative growth in the first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of March 31, 2013

(as a percentage of net assets)

Other Note	27.3%
Asset Backed Commercial Paper	20.4%
Treasury Debt	16.9%
Government Agency Repurchase Agreement	10.5%
Financial Company Commercial Paper	8.2%
Government Agency Debt	5.8%
Certificate of Deposit	5.4%
Other Instrument	4.2%
Treasury Repurchase Agreement	1.6%
Liabilities in Excess of Other Assets	(0.3)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC — the Sub-Adviser.

Portfolio Specifics: The major themes during the second quarter and third quarter of 2012 were modest economic growth and a poor but improving job market in the United States, and slowing growth in the euro zone. There was also continuing elevated market risk from the euro zone due to Greece, Spain, Italy and other countries that experienced difficult economic conditions and funding issues. The European Central Bank continued to address the euro zone problems but struggled to find a permanent solution. The Federal Open Market Committee (“FOMC”) continued to view the U.S. recovery as slow and at risk without additional policy accommodations. Elevated unemployment remained a concern. Household spending and the signs of improvement in the housing sector were the bright spots of the economy. At its September 13 meeting, the FOMC extended the outlook for the federal funds target rate to be kept in the 0.00% to 0.25% range until the middle of 2015, from 2014 previously.

The fourth quarter saw the unemployment rate hold steady at an elevated rate of 7.8% and inflation remained below the FOMC’s longer-term objective. The housing market continued to improve, as distressed sales as a percentage of overall sales dropped. In December, the FOMC announced that they would continue quantitative easing by extending the purchase of securities beyond year-end. The political debates over the “fiscal cliff” and the debt ceiling became hot topics after the presidential election in November. These issues, along with the need to reduce the U.S. debt, were the primary drivers of the markets in the short-run. The yields available from short-term money market securities remained in a narrow range and at historically low levels, due to the FOMC keeping the fed funds target rate in the 0% to 0.25% range.

The first quarter of 2013 was largely a continuation of the same major issues and market themes as in 2012. Congress was able to address the fiscal cliff issues and push back the debt ceiling debate during the quarter. The FOMC continued to view the U.S. recovery as slow and at risk without additional policy accommodations. Elevated unemployment and slow global growth, particularly in the euro zone, remained a concern. Household spending and signs of improvement in the housing sector continued to be the bright spots of the economy. The FOMC still anticipates that the first increase in the fed funds target rate will be in 2015 based on their revised outlook for when unemployment would fall to their target level or 6.5%. They plan on continuing purchases of $85 million per month of agency mortgage-backed securities and longer-term U.S. Treasury securities for the foreseeable future in order to provide additional accommodations and economic stimulus.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remained our primary objectives for the Fund during the reporting period. Maximizing the yield and return of the Fund remained a secondary objective in light of current market conditions and risks, as well as the low absolute level of rates. The Adviser and Distributor continue to waive fees in order to maintain a net yield of not less than 0.00%, due to the historically low level of rates on money market securities. The Fund followed a strategy of taking on a limited amount of interest rate risk, while maintaining reduced longer-term credit exposure. The Fund ended the period with a 49 day weighted average maturity (“WAM”) which was slightly shorter than the peer average of 50 days for the iMoneyNet First Tier Retail category, but did have a higher WAM for the majority of the period.

The Fund maintained limited exposure to European banks during the reporting period. We invested in those issuers in whom we had the highest confidence of their ability to weather deteriorating credit conditions in the euro zone, including a possible default by one or more countries such as Greece, Spain, Italy and other weak members of the European Union. We invested in short-term U.S. government securities from time to time; also, we maintained a higher repurchase agreement exposure on a daily basis at a slight yield concession to the higher yielding bank debt to further reduce credit risk.

Current Strategy & Outlook: Our expectation that the FOMC would be forced to keep the federal funds target rate in the 0.00% to 0.25% range into 2014 or beyond was confirmed by the FOMC announcements that followed the meetings during the period, including the one on March 20, that they expect the federal funds rate to remain at the current range until the middle of 2015. We do not foresee anything in the near-term to change the FOMC’s position or our expectations.

Our current strategy for the Fund will continue to focus on maintaining an extended WAM posture with limited credit risk. We will look to extend the Fund’s WAM during any backup in rates to levels that offer enough yield pick-up relative to the increased risk, as these backups would be expected to be temporary in nature in light of the FOMC position. Exposure to European banks is expected to remain low until we see resolution to the European sovereign debt crisis and funding issues.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily and short-term liquidity to give the Fund flexibility to take advantage of any periods of temporary increases in yields, but not as high as previously given the drag in yields from the low rates on repurchase agreements and other lower risk short-term liquidity, securities including U.S. government securities.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return					Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio		Expenses Paid During the Year Ended March 31, 2013*	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio		Expenses Paid During the Year Ended March 31, 2013*
Class A	$1,000.00	$1,000.30	0.35	%•	$1.75	$1,000.00	$1,023.19	0.35	%•	$1.77
Class B	1,000.00	1,000.30	0.35	•	1.75	1,000.00	1,023.19	0.35	•	1.77
Class C	1,000.00	1,000.30	0.35	•	1.75	1,000.00	1,023.19	0.35	•	1.77
Class I	1,000.00	1,000.30	0.35	•	1.75	1,000.00	1,023.19	0.35	•	1.77
Class L	1,000.00	1,000.30	0.35	•	1.75	1,000.00	1,023.19	0.35	•	1.77
Class O	1,000.00	1,000.30	0.35	•	1.75	1,000.00	1,023.19	0.35	•	1.77
Class W	1,000.00	1,000.30	0.35	•	1.75	1,000.00	1,023.19	0.35	•	1.77

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

•	Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a yield of not less than zero (Note 4).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Money Market Fund, a series of ING Series Fund, Inc., as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Money Market Fund as of March 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2013

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2013

ASSETS:
Repurchase agreements	$31,859,000
Short-term investments at amortized cost	233,675,936
Cash	1,248
Receivables:
Investment securities sold	717,824
Fund shares sold	78,540
Dividends	113
Interest	229,512
Prepaid expenses	41,368

Total assets	266,603,541

LIABILITIES:
Payable for fund shares redeemed	1,600,957
Payable for investment management fees	89,006
Payable for administrative fees	17,801
Payable for distribution and shareholder service fees	3,409
Payable for directors fees	3,550
Other accrued expenses and liabilities	30,278

Total liabilities	1,745,001

NET ASSETS	$264,858,540

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$264,858,766
Distributions in excess of net investment income	(33,330)
Accumulated net realized gain	33,104

NET ASSETS	$264,858,540

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2013 (CONTINUED)

Class A
Net assets	$164,202,583
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	164,214,413
Net asset value and redemption price per share	$1.00
Class B
Net assets	$1,907,899
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	1,907,903
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$2,104,714
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	2,104,972
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$81,466,498
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	81,469,920
Net asset value and redemption price per share	$1.00
Class L
Net assets	$4,398,833
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	4,398,978
Net asset value and redemption price per share	$1.00
Class O
Net assets	$10,678,632
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	10,679,013
Net asset value and redemption price per share	$1.00
Class W
Net assets	$99,381
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	99,401
Net asset value and redemption price per share	$1.00

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2013

INVESTMENT INCOME:
Dividends	$3,097
Interest	939,489

Total investment income	942,586

EXPENSES:
Investment management fees	1,080,050
Distribution and shareholder service fees:
Class B	22,085
Class C	19,378
Class O	26,744
Transfer agent fees:
Class A	100,129
Class B	1,360
Class C	1,163
Class I	49,821
Class L	2,962
Class O	6,444
Class W	29
Administrative service fees	216,004
Shareholder reporting expense	32,995
Registration fees	111,954
Professional fees	50,789
Custody and accounting expense	51,100
Directors fees	10,021
Miscellaneous expense	19,519
Interest expense	1,444

Total expenses	1,803,991
Net waived and reimbursed fees	(861,405)

Net expenses	942,586

Net investment income	—

REALIZED GAIN:
Net realized gain	47,896

Increase in net assets resulting from operations	$47,896

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS:
Net realized gain	$47,896	$54,518

Increase in net assets resulting from operations	47,896	54,518

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(48,030)	(30,963)
Class B	(578)	(537)
Class C	(549)	(193)
Class I	(23,596)	(13,963)
Class L	(1,340)	(984)
Class O	(2,887)	(1,791)
Class W	(28)	(1)

Total distributions	(77,008)	(48,432)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	491,697,104	463,406,826
Reinvestment of distributions	73,948	46,519

	491,771,052	463,453,345
Cost of shares redeemed	(499,667,231)	(510,557,254)

Net decrease in net assets resulting from capital share transactions	(7,896,179)	(47,103,909)

Net decrease in net assets	(7,925,291)	(47,097,823)

NET ASSETS:
Beginning of year or period	272,783,831	319,881,654

End of year or period	$264,858,540	$272,783,831

Undistributed (distributions in excess of) net investment income at end of year or period	$(33,330)	$—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions											Ratios to average net assets						Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/ or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class A
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(4)	0.35	0.00		164,203	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(5)	0.28	0.00	*	166,570	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00	*	—		—		—	—		—	1.00	0.00	†	0.60	0.33	(6)	0.33	(0.00	)*	196,702	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(7)	0.46	0.01		182,097	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—		—	0.02		—	1.00	1.51	(a)	0.70	0.69		0.69	1.53		235,783	—
Class B
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(4)	0.35	0.00		1,908	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		1.65	0.28	(5)	0.28	0.00	*	3,014	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	1.60	0.33	(6)	0.33	(0.00	)*	4,377	—
03-31-10	1.00	0.00	*	(0.00	)*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	1.70	0.46	(7)	0.46	0.01		4,886	—
03-31-09	1.00	0.01		(0.00	)*	0.01		0.01		—		—	0.01		—	1.00	0.71	(a)	1.70	1.44		1.44	0.64		9,583	—
Class C
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(4)	0.35	0.00		2,105	—
07-29-11(8) - 03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		1.65	0.28	(5)	0.28	0.00	*	2,040	—
Class I
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(4)	0.35	0.00		81,466	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(5)	0.28	(0.01)		84,557	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	0.60	0.33	(6)	0.33	(0.00	)*	100,505	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(7)	0.46	0.00	*	38,498	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—		—	0.02		—	1.00	1.52	(a)	0.70	0.69		0.69	1.57		45,633	—
Class L(9)
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(4)	0.35	0.00		4,399	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(5)	0.28	0.00	*	5,526	—
03-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.00	†	0.60	0.33	(6)	0.33	(0.00	)*	6,828	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(7)	0.46	0.01		7,433	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—		—	0.02		—	1.00	1.51	(a)	0.70	0.69		0.69	1.57		12,571	—
Class O
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.89	0.35	(4)	0.35	0.00		10,679	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.90	0.28	(5)	0.28	0.00	*	11,048	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	0.85	0.33	(6)	0.33	(0.00	)*	11,470	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.95	0.46	(7)	0.46	0.01		14,945	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—		—	0.02		—	1.00	1.53	(a)	0.95	0.69		0.69	1.61		20,277	—
Class W
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(4)	0.35	0.00		99	—
07-29-11(8) - 03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		0.65	0.28	(5)	0.28	0.00	*	29	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.
(5)	Expense ratios reflect waivers of 0.37%, 1.37%, 1.37%, 0.37%, 0.37%, 0.62% and 0.37% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.
(6)	Expense ratios reflect waivers of 0.27%, 1.27%, 0.27%, 0.27%, and 0.52% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.
(7)	Expense ratios reflect waivers of 0.24%, 1.24%, 0.24%, 0.24%, and 0.49% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.
(8)	Commencement of operations.
(9)	Effective July 29, 2011, Class C shareholders were converted to Class L shares of the Fund.
(a)	There was no impact on total return by a capital support agreement in 2008.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	There was no impact on total return by the reimbursement by affiliate for investment transactions losses.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are eight separate active series which comprise the Company. This report is for ING Money Market Fund (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class L, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. The Fund uses the amortized cost method to value its portfolio securities, which generally approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended March 31, 2013, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board of Directors (the “Board”).

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. Class B and Class C shares of the Fund have adopted an Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have adopted an Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class B and Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. For the year ended March 31, 2013, the Distributor waived $26,744 of such fees.

ING Investments and IID have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. This arrangement will continue through at least August 1, 2013. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by ING Investments within three years subject to certain restrictions. For the year ended March 31, 2013, ING Investments and IID waived $793,198 of management fees and $41,463 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to maintain a net yield of not less than zero. The class specific waiver was comprised of the following amounts per class:

	Distribution Fee	Shareholder Servicing Fee
Class B	$16,564	$5,521
Class C	$14,533	$4,845

Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

of March 31, 2013, amounts of waived management fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

March 31,
2014	2015	2016	Total
$808,938	$1,101,065	$809,698	$2,719,700

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Contingent Deferred Sales Charges	$355	$611

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2013, ING National Trust, ING Life Insurance and Annuity Company, and ING Investments Distributor, LLC, indirect, wholly-owned subsidiaries of ING U.S., INC., owned 25.66%, 20.95%, and 16.98% of the Fund, respectively.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

The Investment Adviser made voluntary payments of $625,000 and $285,840 during the years ended March 31, 2010 and March 31, 2011, respectively, to reimburse the Fund for prior years’ investment transaction losses.

NOTE 6 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the 6 month year ended March 31, 2013 the Fund utilized the line of credit as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
4	$5,746,250	1.19%

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
3/31/2013	472,305,235	—	47,736	(474,701,639)	(2,348,668)	472,305,235	—	47,736	(474,701,639)	(2,348,668)
3/31/2012	410,784,180	—	30,742	(440,949,191)	(30,134,269)	410,784,180	—	30,742	(440,949,191)	(30,134,269)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 7 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class B
3/31/2013	343,096	—	538	(1,449,879)	(1,106,245)	343,096	—	538	(1,449,879)	(1,106,245)
3/31/2012	1,507,492	—	504	(2,870,806)	(1,362,810)	1,507,492	—	504	(2,870,805)	(1,362,809)
Class C
3/31/2013	1,807,558	—	543	(1,743,270)	64,831	1,807,557	—	543	(1,743,270)	64,830
7/29/2011(1) - 3/31/2012	5,193,176	(6,749,880)	324	(3,231,225)	(4,787,605)	5,193,176	(6,750,274)	324	(3,231,225)	(4,787,999)
Class I
3/31/2013	12,969,304	—	23,560	(16,074,128)	(3,081,264)	12,969,304	—	23,560	(16,074,129)	(3,081,265)
3/31/2012	42,494,497	—	13,951	(58,460,012)	(15,951,564)	42,494,497	—	13,952	(58,460,012)	(15,951,563)
Class L(2)
3/31/2013	—	—	1,335	(1,127,704)	(1,126,369)	—	—	1,335	(1,127,704)	(1,126,369)
3/31/2012	655,546	6,749,880	830	(1,880,909)	5,525,347	655,546	6,750,274	830	(1,880,909)	5,525,741
Class O
3/31/2013	4,198,247	—	206	(4,566,918)	(368,465)	4,198,247	—	207	(4,566,918)	(368,464)
3/31/2012	2,702,835	—	167	(3,125,411)	(422,409)	2,702,835	—	167	(3,125,412)	(422,410)
Class W
3/31/2013	73,665	—	28	(3,692)	70,001	73,665	—	29	(3,692)	70,002
7/29/2011(1) - 3/31/2012	69,100	—	—	(39,700)	29,400	69,100	—	—	(39,700)	29,400

(1)	Commencement of operations.
(2)	Effective July 29, 2011, Class C shareholders were converted to Class L shares of the Fund.

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS (continued)

the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2013:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(33,330)	$33,330

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2013		Year Ended March 31, 2012
Ordinary Income	Long-term Capital Gain	Ordinary Income
$76,644	$364	$8,432

The tax-basis components of distributable earnings as of March 31, 2013 were:

Undistributed Ordinary Income
$33,104

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of March 31, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — SUBSEQUENT EVENTS

Restructuring Plan

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of March 31, 2013, ING U.S. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which was a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 10 — SUBSEQUENT EVENTS (continued)

remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, shareholders of the Fund have been asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of the Fund approved new advisory and sub-advisory agreements on May 6, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a stand-alone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

Proposals

At a meeting of the Board on January 9, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees/Directors of the Trust/Company. The Nominees include Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, Joseph E. Obermeyer and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom is not currently a member of the Board, but who serves as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 6, 2013. The election of the Nominees is effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board and another board in the ING Fund complex to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds will be governed by a board made up of the same individuals.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING MONEY MARKET FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013

Principal Amount†		Value	Percentage of Net Assets

ASSET BACKED COMMERCIAL PAPER: 20.4%
1,369,000	Barton Capital LLC, 0.160%, due 04/01/13	$1,369,000	0.5
3,000,000	Concord Minutemen Capital Co., 0.340%, due 04/08/13	2,999,802	1.1
7,250,000	Concord Minutemen Capital Co., 0.652%, due 04/02/13	7,249,869	2.7
6,400,000	Crown Point Capital Co., 0.340%, due 04/08/13	6,399,577	2.4
5,350,000	Crown Point Capital Co., 0.652%, due 04/03/13	5,349,807	2.0
250,000	Jupiter Securitization Company LLC, 0.180%, due 05/24/13	249,934	0.1
5,250,000	Jupiter Securitization Company LLC, 0.180%, due 05/28/13	5,248,504	2.0
2,500,000	Jupiter Securitization Company LLC, 0.200%, due 04/05/13	2,499,944	1.0
2,750,000	Jupiter Securitization Company LLC, 0.250%, due 09/17/13	2,746,773	1.0
500,000	Jupiter Securitization Company LLC, 0.270%, due 09/19/13	499,359	0.2
1,750,000	Old Line Funding LLC, 0.200%, due 06/20/13	1,749,222	0.7
3,017,000	Old Line Funding LLC, 0.210%, due 06/17/13	3,015,645	1.1
2,800,000	Old Line Funding LLC, 0.250%, due 09/16/13	2,796,733	1.1
3,750,000	Old Line Funding LLC, 0.300%, due 05/16/13	3,748,594	1.4
1,053,000	Thunder Bay Funding LLC, 0.210%, due 07/01/13	1,052,441	0.4
1,100,000	Thunder Bay Funding LLC, 0.210%, due 07/15/13	1,099,326	0.4
4,250,000	Thunder Bay Funding LLC, 0.260%, due 09/23/13	4,244,628	1.6

Principal Amount†		Value	Percentage of Net Assets

ASSET BACKED COMMERCIAL PAPER: (continued)
1,798,000	Thunder Bay Funding LLC, 0.321%, due 04/01/13	$1,798,000	0.7
	Total Asset Backed Commercial Paper (Cost $54,117,158)	54,117,158	20.4

CERTIFICATE OF DEPOSIT: 5.4%
4,250,000	Deutsche Bank NY, 0.290%, due 04/10/13	4,250,095	1.6
2,500,000	Rabobank Nederland NY, 0.410%, due 06/25/13	2,500,056	0.9
2,000,000	Royal Bank of Canada NY, 0.688%, due 04/01/13	2,002,333	0.8
2,750,000	Toronto Dominion Bank NY, 0.130%, due 04/08/13	2,749,968	1.0
1,375,000	Toronto Dominion Bank NY, 0.305%, due 07/19/13	1,375,312	0.5
1,500,000	Westpac Banking Corp./NY, 0.353%, due 05/01/13	1,499,549	0.6
	Total Certificate of Deposit (Cost $14,377,313)	14,377,313	5.4

FINANCIAL COMPANY COMMERCIAL PAPER: 8.2%
500,000	ASB Finance Ltd. London, 0.260%, due 05/16/13	499,837	0.2
1,000,000	Commonwealth Bank of Australia, 0.280%, due 05/15/13	999,658	0.4
1,900,000	Deutsche Bank Financial LLC, 0.160%, due 04/08/13	1,899,941	0.7
340,000	Deutsche Bank Financial LLC, 0.280%, due 04/22/13	339,944	0.1
5,000,000	Deutsche Bank Financial LLC, 0.391%, due 07/01/13	4,995,071	1.9
1,750,000	HSBC Bank PLC, 0.452%, due 08/05/13	1,747,244	0.6
3,350,000	Rabobank USA Finance Corp., 0.261%, due 07/01/13	3,347,783	1.3

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FINANCIAL COMPANY COMMERCIAL PAPER: (continued)
5,000,000		Toronto Dominion Holding USA, 0.140%, due 04/03/13	$4,999,961	1.9
2,900,000	#	Westpac Securities NZ Ltd., 0.504%, due 04/15/13	2,900,411	1.1
		Total Financial Company Commercial Paper (Cost $21,729,850)	21,729,850	8.2

GOVERNMENT AGENCY DEBT: 5.8%
750,000		Fannie Mae Discount Notes, 0.090%, due 05/22/13	749,904	0.3
1,000,000		Farmer Mac Discount Notes, 0.100%, due 04/18/13	999,953	0.4
11,250,000		Federal Home Loan Bank Discount Notes, 0.089%, due 05/24/13	11,248,526	4.2
2,500,000		Federal Home Loan Bank Discount Notes, 0.090%, due 05/22/13	2,499,681	0.9
		Total Government Agency Debt (Cost $15,498,064)	15,498,064	5.8

GOVERNMENT AGENCY REPURCHASE AGREEMENT: 10.5%
9,300,000		Deutsche Bank Repurchase Agreement dated 03/28/13, 0.20%, due 4/01/13, $9,300,052, to be received upon repurchase (Collateralized by $9,460,000 FMNT, 0.45%, Market Value plus accrued interest $9,486,062, due 11/1/2015)	9,300,000	3.5

Principal Amount†			Value	Percentage of Net Assets

GOVERNMENT AGENCY REPURCHASE AGREEMENT: (continued)
18,424,000		Goldman Sachs Repurchase Agreement dated 03/28/13, 0.180%, due 4/01/13, $18,424,092 to be received upon repurchase (Collateralized by $18,792,000, FCFR, FCSB, 0.15%-0.2087%, Market Value plus accrued interest $18,793,211, due 02/5/14-5/4/2015)	$18,424,000	7.0
		Total Government Agency Repurchase Agreement (Cost $27,724,000)	27,724,000	10.5

OTHER INSTRUMENT: 4.2%
11,000,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, due 04/01/13	11,000,000	4.2
		Total Other Instrument (Cost $11,000,000)	11,000,000	4.2

OTHER NOTE: 27.3%
2,000,000	#	American Honda Finance, 0.331%, due 06/05/13	2,000,000	0.7
250,000	#	American Honda Finance, 0.378%, due 05/02/13	250,075	0.1
250,000	#	American Honda Finance, 1.625%, due 09/20/13	251,561	0.1
1,350,000	#	American Honda Finance, 4.625%, due 04/02/13	1,350,166	0.5
100,000		ANZ New Zealand Int’l Ltd., 6.200%, due 07/19/13	101,508	0.0
3,400,000	#	ANZ New Zealand Int’l Ltd., 6.200%, due 07/19/13	3,458,762	1.3

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

OTHER NOTE: (continued)
1,500,000		Australia & New Zealand Banking Group Ltd., 1.514%, due 06/18/13	$1,502,159	0.6
250,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, due 01/10/14	253,385	0.1
1,100,000		Bottling Group LLC, 5.000%, due 11/15/13	1,131,848	0.4
1,000,000		Caterpillar Financial Services Corp., 4.500%, due 07/15/13	1,012,150	0.4
500,000		Caterpillar, Inc., 0.459%, due 05/21/13	500,183	0.2
250,000		Commonwealth Bank of Australia, 3.000%, due 09/20/13	253,130	0.1
500,000	#	Fosse Master Issuer PLC, 0.389%, due 04/18/13	500,000	0.2
700,000		General Electric Capital Corp., 0.280%, due 06/20/13	699,853	0.3
500,000		General Electric Capital Corp., 0.400%, due 06/20/13	500,094	0.2
400,000	#	HSBC Bank PLC, 0.740%, due 05/15/13	400,148	0.1
1,524,000	#	HSBC Bank PLC, 1.625%, due 08/12/13	1,530,769	0.6
4,000,000		JPMorgan Chase & Co., 1.102%, due 04/24/13	4,024,269	1.5
500,000		JPMorgan Chase Bank NA, 0.331%, due 04/21/13	499,911	0.2
1,000,000		JPMorgan Chase Bank NA, 0.331%, due 04/22/13	998,565	0.4
1,226,923	#	Motor PLC, 0.683%, due 09/25/13	1,226,923	0.5
2,750,000	#	PepsiCo, Inc., 0.120%, due 04/08/13	2,749,936	1.0

Principal Amount†		Value	Percentage of Net Assets

OTHER NOTE: (continued)
590,000	PepsiCo, Inc., 0.372%, due 05/10/13	$590,097	0.2
2,550,000	PepsiCo, Inc., 0.875%, due 10/25/13	2,558,052	1.0
750,000	PepsiCo, Inc., 3.750%, due 03/01/14	773,077	0.3
300,000	Rabobank Nederland, 2.500%, due 12/12/13	304,344	0.1
5,500,000	Svenska Handelsbanken AB, 0.386%, due 04/04/13	5,500,000	2.1
300,000	The Bank of New York Mellon Corp., 4.500%, due 04/01/13	300,000	0.1
1,716,000	The Bank of New York Mellon Corp., 5.125%, due 08/27/13	1,749,316	0.7
2,000,000	Toronto Dominion Bank, 0.494%, due 04/26/13	2,001,220	0.8
5,100,000	Toyota Motor Credit Corp., 0.289%, due 05/24/13	5,100,000	1.9
1,750,000	Toyota Motor Credit Corp., 0.395%, due 04/25/13	1,750,000	0.7
3,250,000	Toyota Motor Credit Corp., 0.551%, due 04/19/13	3,252,472	1.2
500,000	Toyota Motor Credit Corp., 0.703%, due 04/17/13	501,620	0.2
410,000	Toyota Motor Credit Corp., 0.755%, due 04/11/13	411,027	0.2
5,900,000	UBS AG Stamford CT, 2.250%, due 08/12/13	5,940,382	2.2
300,000	US Bancorp, 1.125%, due 10/30/13	301,195	0.1
976,000	US Bancorp, 2.000%, due 06/14/13	979,303	0.4
8,000,000	Wells Fargo Bank NA, 0.380%, due 06/22/13	8,000,000	3.0
3,500,000	Westpac Banking Corp, 0.533%, due 04/29/13	3,500,000	1.3
3,500,000	Westpac Banking Corp, 0.533%, due 07/26/13	3,500,236	1.3
	Total Other Note (Cost $72,207,736)	72,207,736	27.3

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

TREASURY DEBT: 16.9%
16,750,000	United States Treasury Bill, 0.064%, due 04/18/13	$16,749,496	6.3
11,250,000	United States Treasury Bill, 0.073%, due 04/25/13	11,249,456	4.3
16,750,000	United States Treasury Bill, 0.092%, due 06/13/13	16,746,863	6.3
	Total Treasury Debt (Cost $44,745,815)	44,745,815	16.9

Principal Amount†		Value	Percentage of Net Assets

TREASURY REPURCHASE AGREEMENT: 1.6%
4,135,000	Deutsche Bank Repurchase Agreement dated 03/28/13, 0.150%, due 4/01/13, $4,135,017, to be received upon repurchase (Collateralized by $4,190,200, NOTE, 0.75% , Market Value plus accrued interest $4,217,798, due 10/31/2017)	$4,135,000	1.6
	Total Treasury Repurchase Agreement (Cost $4,135,000)	4,135,000	1.6

	Total Investments in Securities (Cost $265,534,936)	$265,534,936	100.3
	Liabilities in Excess of Other Assets	(676,396)	(0.3)

	Net Assets	$264,858,540	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2013
Asset Table
Investments, at fair value
Certificate of Deposit	$—	$14,377,313	$—	$14,377,313
Treasury Debt	—	44,745,815	—	44,745,815
Government Agency Debt	—	15,498,064	—	15,498,064
Treasury Repurchase Agreement	—	4,135,000	—	4,135,000
Government Agency Repurchase Agreement	—	27,724,000	—	27,724,000
Asset Backed Commercial Paper	—	54,117,158	—	54,117,158
Financial Company Commercial Paper	—	21,729,850	—	21,729,850
Other Note	—	72,207,736	—	72,207,736
Other Instrument	11,000,000	—	—	11,000,000

Total Investments, at fair value	$11,000,000	$254,534,936	$—	$265,534,936

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2013 were as follows:

Fund Name	Type	Per Share Amount

ING Money Market Fund
All Classes	NII	$0.0001
All Classes	STCG	$0.0002

NII - Net investment income

STCG - Short-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company, as of March 31, 2013, are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director During the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Chairman/Director	June 1998 - Present

Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank (1978-1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).

Ph.D. in Economics.

Director of Academy of Economics and Finance (February 2001 - February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions and monetary policy.

				34	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984-2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	34	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	December 2007 - Present	Retired. Director, Hill - Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966 - April 1973). Certified AARP Tax Counselor (2011).	34	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director During the Past Five Years

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 77	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	34	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present). Formerly, Senior Manager, Arthur Andersen LLP (1995-1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Andersen & Co. (1984 -1985).	34	None.
Director who is an “Interested Person”

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	176	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)	The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.
(2)	Except for Mr. Mathews and for the purposes of this table, “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of March 31, 2013.
(3)	“Interested Person,” by virtue of this Director’s current or prior affiliation with any of the Funds, ING or any of ING’s affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	June 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT FOR ING MONEY MARKET FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013, including specific considerations with respect to the ING Money Market Fund.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The Contracts Committee began the formal review process in August 2012 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 10-11, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser’s assistance to the Funds in identifying and hiring a new Chief Compliance Officer (“CCO”) during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING’s Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain Funds.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

In evaluating the investment performance of ING Money Market Fund, the Board noted that: (1) the Fund performed equal to the Morningstar category median for the most recent calendar quarter, one-year and three-year periods, and underperformed its Morningstar category median for the year-to-date period; (2) the Fund performed equal to the benchmark for the most recent calendar quarter and one-year periods, underperformed the benchmark for year-to-date and three-year periods and outperformed its benchmark index for the five-year period; and (3) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the second quintile for the most recent calendar quarter, three-year and five-year periods and in the fourth quintile for the year-to-date and one-year periods. In assessing the performance of the Fund, the Board noted that throughout 2012 the Sub-Adviser continued to operate the Fund in a risk averse manner by investing primarily in highly liquid instruments of short duration of high quality issuers due to the continued high level of volatility in the money markets. The Board also

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recognized that since 2009 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Fund to maintain a net yield equal to, or greater than zero.

Subject to the foregoing, the Board concluded with respect to each Fund that (i) the performance of the Fund is satisfactory and/or (ii) that appropriate actions are being taken to improve the Fund’s performance and that additional time is needed to evaluate the effectiveness of such actions.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements.

In assessing the reasonableness of the management fee for ING Money Market Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group. The Board noted that during 2012 the Adviser and its affiliates continued to voluntarily waive and/or reimburse fees in order for the Fund to maintain a net yield equal to, or greater than zero.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of breakpoints with respect to ING Money Market Fund at this time.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-AFIMM	(0313-52413)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $18,900 for year ended March 31, 2013 and $18,900 for year ended March 31, 2012.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,400 for year ended March 31, 2013 and $2,400 for year ended March 31, 2012.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $6,300 in the year ended March 31, 2013 and $9,148 in the year ended March 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

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The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

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Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 11, 2012

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

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For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	Ö		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre- Approval Period
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre- Approval Period

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For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Othertax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	Ö		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated: 2013

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $496,971 for year ended March 31, 2013 and $1,214,165 for fiscal year ended March 31, 2012.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by

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shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 6, 2013